UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SUPPORT.COM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Stephen E. Gillette, Esq. Jones Day 1755 Embarcadero Road Palo Alto, CA 94303 (650) 739-3997	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

Support.com, Inc., a Delaware corporation (“Support.com” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2016 Annual Meeting of Stockholders to be held on Friday, June 24, 2016, at 10:00 a.m. Pacific Time, at the Hyatt House Belmont/Redwood Shores hotel located at 400 Concourse Drive, Belmont, California 94002 and at any and all adjournments or postponements thereof (the “2016 Annual Meeting”). On May 12, 2016, Support.com filed with the SEC a revised definitive proxy statement and accompanying definitive WHITE proxy card in connection with its solicitation of proxies from its stockholders to be used at the 2016 Annual Meeting.

Webpage First Made Publicly Accessible on May 17, 2016

In order for Support.com stockholders to have convenient access to all relevant information concerning the 2016 Annual Meeting that Support.com has made publicly available, Support.com has made such information available at its website, http://www.support.com/shareholders (the “Webpage”). The Webpage focused on the 2016 Annual Meeting first became publicly accessible on May 17, 2016. As previously announced, VIEX Opportunities Fund, LP — Series One, VIEX GP, LLC, VIEX Capital Advisors, LLC, BLR Partners LP, BLRPart, LP, BLRGP Inc., Fondren Management, LP, FMLP Inc., Eric Singer, Bradley L. Radoff, Joshua E. Schechter, Richard Bloom and Brian J. Kelley (collectively, the “VIEX Group”) have publicly disclosed that they intend to pursue a proxy contest in an effort to have their five proposed director candidates elected to Support.com’s board of directors (the “Board”) at the 2016 Annual Meeting and, thereby, replace five out of the current six members of the Board. Support.com has posted material to the Webpage regarding the 2016 Annual Meeting and the proxy contest by the VIEX Group, including, but not limited to, biographical information relating to the highly qualified and experienced nominees who have been unanimously recommended by the Support.com Board, various other communications by Support.com relating to the 2016 Annual Meeting and procedures for stockholders to follow in casting their votes for the 2016 Annual Meeting, whether in person, by proxy or by telephone or internet. The materials attached hereto have been posted to the Webpage.

Important Additional Information And Where To Find It

Support.com, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from Support.com’s stockholders in connection with the matters to be considered at Support.com’s 2016 Annual Meeting of Stockholders. On May 12, 2016, Support.com filed a revised definitive proxy statement and accompanying definitive WHITE proxy card with the SEC in connection with the solicitation of proxies from Support.com stockholders in connection with the matters to be considered at Support.com’s 2016 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such revised definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPPORT.COM WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the revised definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying WHITE proxy card, and other documents filed by Support.com with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Support.com’s corporate website at www.Support.com or by contacting Support.com’s proxy solicitation firm, Mackenzie Partners, Inc., by mail at 105 Madison Avenue, New York, New York 10016, by phone at (212) 929-5500 (Call Collect) or Toll-Free (800) 322-2885, or by email at proxy@mackenziepartners.com.

IMPORTANT INFORMATION ***Please read and confirm below before entering***

Safe Harbor for Forward-Looking Statements

This website contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. Similarly, statements that describe the objectives, plans or goals of Support.com, Inc. (“Support.com”) are forward-looking. Such forward-looking statements include, but are not limited to, statements regarding the anticipated proxy contest by VIEX Capital Advisors LLC and its affiliates (“VIEX”) and the other participants in its solicitation; Support.com’s ability to continue to execute on and implement its strategic plan; Support.com’s opportunities for continued growth; Support.com’s initiatives to improve its financial and operational performance and increase its growth and profitability; Support.com’s future stock price; Support.com’s ability to grow its business; Support.com’s ability to enhance its competitive position; Support.com’s ability to continue to maintain expense discipline; Support.com’s actions taken or contemplated to enhance its long-term prospects and create value for its stockholders; Support.com’s future operational and financial performance; the effect that the election of Support.com’s nominees to the Support.com Board will have on Support.com’s execution of its long-term plan and long-term stockholder value; the future effect of Support.com’s strategic plan on Support.com’s growth, profitability and total stockholder returns; all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, profitability, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance as of any future date, capital structure and other financial items); the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; future performance in economic and other terms; whether Support.com Cloud will bolster margins, generate predictable revenue and expand Support.com’s existing customer base; our ability to execute on our plan to create value from

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our Cloud technology; whether our technical support expertise and customer support knowledge base will translate into future growth; whether we will achieve growth and diversification; whether the actions we are taking will unlock stockholder value; whether our recently-outlined cost reduction plan will allow us to become profitable on a non-GAAP basis for the full year of 2018; whether we can capitalize on developing trends and paradigm shifts in the support market; whether and the timing of when the results from the strategic growth plan we are executing will be fully reflected in our financial results and stock price and whether we will be able to capitalize on the opportunities in the connected support market. Such forward-looking statements are not guarantees of future operational or financial performance and are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions, all of which involve a number of significant risks and uncertainties, any one or more of which could cause actual events or results to differ materially from those described in Support.com’s forward-looking statements, including, among others, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to market and sell our Support.com Cloud (formerly “Nexus®”) software-as-a-service (SaaS) offering, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, such as support for home security systems, our ability to control expenses and achieve desired margins, our dependence on a small number of customers and partners, our ability to attract, train and retain talented employees, the potential for acquisitions or other strategic transactions that deplete our resources or do not prove successful, privacy concerns, the potential for payment fraud issues, potential intellectual property, class action or other litigation, potential impairments of long lived assets, our ability to utilize and realize the value of our net operating loss carryforwards and how they could be substantially limited or permanently impaired, given our current market capitalization and cash position, if we experienced an “ownership change” as defined in Section 382 of the Internal Revenue Code and whether our recently adopted tax benefits preservation plan will be effective in reducing the likelihood of such an unintended ownership change from occurring, and risks, disruption, costs and uncertainty caused by or related to the actions of activist stockholders, including that if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create value for our stockholders and perceived uncertainties as to our future direction as a result of potential changes to the composition of our Board

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may lead to the perception of a change in the direction of our business, instability or a lack of continuity which may be exploited by our competitors, cause concern to our current or potential customers, and may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners, our ability to execute the cost reduction program involving the planned actions on the expected schedule, our ability to achieve the cost savings expected in connection with the cost reduction plan, the ultimate effect of any such cost reductions on our financial results, and our ability to manage the effects of the cost reduction plan on our workforce and other operations. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements, except as may otherwise be required by the federal securities laws.

Important Additional Information

Support.com, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from Support.com’s stockholders in connection with the matters to be considered at Support.com’s 2016 Annual Meeting of Stockholders. On May 12, 2016, Support.com filed a revised definitive proxy statement and accompanying definitive WHITE proxy card with the SEC in connection with the solicitation of proxies from Support.com stockholders in connection with the matters to be considered at Support.com’s 2016 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such revised definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPPORT.COM WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the revised definitive proxy statement, any amendments or supplements to the proxy statement, the accompanying WHITE proxy card, and other documents filed by Support.com with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor

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Relations section of Support.com’s corporate website at www.Support.com or by contacting Support.com’s proxy solicitation firm, Mackenzie Partners, Inc., by mail at 105 Madison Avenue, New York, New York 10016, by phone at (212) 929-5500 (Call Collect) or Toll-Free (800) 322-2885, or by email at proxy@mackenziepartners.com.

Disclaimer

Support.com, Inc. shall have no obligation to update or correct any information contained on this website even if it is aware that it is inaccurate or outdated. Support.com may also add, change, discontinue, remove or suspend any content posted on this website without notice and without liability at any time. No representation or warranty, express or implied, is made as to the accuracy or completeness of any information contained on this website. Support.com expressly disclaims any and all liability based, in whole or in part, on such information, any errors therein or omissions therefrom. Furthermore, Support.com reserves the right to modify or change its views or conclusions at any time in the future without notice.

Support.com accepts no liability and will not be liable for any loss or damage arising directly or indirectly (including special, incidental or consequential loss or damage) from use of this website, including any loss, damage or expense arising from, but not limited to, any defect, error, imperfection, fault, omission, mistake or inaccuracy on this website, its contents or associated services, or due to any unavailability of the website or any part thereof or any contents or associated services.

The information contained on this website does not recommend the purchase or sale of any security nor is it an offer to sell or a solicitation of an offer to buy any security. Furthermore, the information contained on this website is not intended to be, nor should it be construed or used as, investment, tax or legal advice.

Support.com has neither sought nor obtained the consent from any third party to use any statements or information contained on this website that have been obtained or derived from statements made or published by such third parties.  Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein.

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This website is not intended for use by any person or entity in any jurisdiction or country where such use would be contrary to local law or regulation.

Terms and Conditions

This website, (the “Site”), sponsored by Support.com, Inc., is for informational purposes only. You may use the Site for non-commercial, lawful purposes only. Your access to and use of the Site is subject to and governed by these Terms and Conditions. By accessing and browsing the Site, you accept, without limitation or qualification, and agree to be bound by, these Terms and Conditions and all applicable laws.

Nothing on this Site is intended to be, nor should it be construed or used as, investment, tax, legal or financial advice, a recommendation whether or how to vote any proxy or any other kind of recommendation, an opinion of the appropriateness of any security or investment, or an offer, or the solicitation of any offer, to buy or sell any security or investment. Support.com is not soliciting any action based upon the Site and is not responsible for any decision by any stockholder, and the Site should not be construed as a solicitation to procure, withhold or revoke any proxy.

1. You should assume that everything you see or read on the Site is material owned or exclusively represented by Support.com and protected by copyright unless otherwise expressly noted, and may not be used except as provided in these Terms and Conditions or in the text of the Site without Support.com’s written permission. Support.com expressly neither warrants nor represents that your use of materials displayed on the Site will not infringe rights of third parties not affiliated with Support.com.

2. While Support.com endeavors to ensure that only accurate and up to date information is on the Site, Support.com makes no warranties or representations as to the accuracy of any of the posted information. Support.com assumes no liability or responsibility for any errors or omissions in the content of the Site.

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3. The Site is provided “AS IS.” Support.com does not make any representations or warranties, whether express or implied, regarding or relating to the Site or any associated hardware or software, including the content or operations of either.

4. YOU EXPRESSLY ACKNOWLEDGE THAT USE OF THE SITE IS AT YOUR SOLE RISK. NEITHER SUPPORT.COM NOR ITS AFFILIATES NOR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS, THIRD PARTY CONTENT PROVIDERS OR LICENSORS (COLLECTIVELY THE “SPONSOR PARTIES”) WARRANTS THAT THE SITE WILL BE UNINTERRUPTED OR ERROR FREE, NOR DO THEY MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM USE OF THE SITE, OR AS TO THE ACCURACY, RELIABILITY OR CONTENT OF ANY INFORMATION OR SERVICE PROVIDED THROUGH THE SITE. THE SITE IS PROVIDED ON AN “AS IS” BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OTHER THAN THOSE WARRANTIES WHICH ARE IMPLIED BY AND INCAPABLE OF EXCLUSION, RESTRICTION OR MODIFICATION UNDER THE LAWS APPLICABLE TO THIS AGREEMENT.

THIS DISCLAIMER OF LIABILITY APPLIES TO ANY DAMAGES OR INJURY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATION LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR USE OF RECORD, WHETHER FOR BREACH OF CONTRACT, TORTIOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION. YOU SPECIFICALLY ACKNOWLEDGE THAT SUPPORT.COM AND THE SPONSOR PARTIES ARE NOT LIABLE FOR THE DEFAMATORY, OFFENSIVE OR ILLEGAL CONDUCT OF OTHER USERS OR THIRD PARTIES AND THAT THE RISK OF INJURY FROM THE FOREGOING RESTS ENTIRELY WITH YOU.

IN NO EVENT WILL SUPPORT.COM, THE SPONSOR PARTIES, OR ANY PERSON OR ENTITY INVOLVED IN CREATING, PRODUCING OR DISTRIBUTING THE SITE BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THE USE OF OR INABILITY TO USE THE SITE. YOU HEREBY ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION SHALL APPLY TO ALL CONTENT ON THE SITE.

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IN ADDITION TO THE TERMS SET FORTH ABOVE, NEITHER SUPPORT.COM NOR THE SPONSOR PARTIES SHALL BE LIABLE, REGARDLESS OF THE CAUSE OR DURATION, FOR ANY ERRORS, INACCURACIES, OMISSIONS, OR OTHER DEFECTS IN, OR UNTIMELINESS OR UNAUTHENTICITY OF, THE INFORMATION CONTAINED WITHIN THE SITE, OR FOR ANY DELAY OR INTERRUPTION IN THE TRANSMISSION THEREOF TO YOU, OR FOR ANY CLAIMS OR LOSSES ARISING THEREFROM OR OCCASIONED THEREBY. NONE OF THE FOREGOING PARTIES SHALL BE LIABLE FOR ANY THIRD-PARTY CLAIMS OR LOSSES OF ANY NATURE, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, PUNITIVE OR CONSEQUENTIAL DAMAGES AND THE AGGREGATE TOTAL LIABILITY OF SUPPORT.COM AND THE SPONSOR PARTIES TO YOU OR ANY END USER FOR ALL DAMAGES, INJURY, LOSSES AND CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) ARISING FROM OR RELATING TO THIS AGREEMENT OR THE USE OF OR INABILITY TO USE THE SITE SHALL BE LIMITED TO PROVEN DIRECT DAMAGES IN AN AMOUNT NOT TO EXCEED ONE HUNDRED DOLLARS ($100).

SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF CERTAIN LIABILITY OR WARRANTIES, IN WHICH EVENT SOME OF THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU. In such jurisdictions, Support.com’s liability is limited to the greatest extent permitted by law. You should check your local laws for any restrictions or limitations regarding the exclusion of implied warranties.

5. Artwork, images, names, and likenesses displayed on the Site are either the property of, or used with permission by, Support.com. The reproduction and use of any of these by you is prohibited unless specific permission is provided on the Site or otherwise. Any unauthorized use may violate copyright laws, trademark laws, privacy and publicity laws, and/or communications regulations and statutes.

6. The trademarks, service marks, logos, and other indicia, including of Support.com (collectively the “Trademarks”), which appear on the Site are registered and unregistered trademarks of Support.com and others. Nothing contained on the Site should be construed as granting, by implication or otherwise, any right, license or title to any of the Trademarks without the advance written permission of Support.com or such third party as may be appropriate. All rights are expressly reserved and retained by Support.com. Your misuse of any of the Trademarks displayed on the Site, or any other content on the Site, except as provided in these Terms and Conditions, is strictly prohibited. You are also advised

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that Support.com considers its intellectual property to be among its most valuable assets, and will aggressively enforce its intellectual property rights to the fullest extent of the law.

7. THIS SITE INCLUDES NEWS AND INFORMATION, COMMENTARY, AND OTHER CONTENT RELATING TO SUPPORT.COM, INCLUDING BY PERSONS OR COMPANIES THAT ARE NOT AFFILIATED WITH SUPPORT.COM (“THIRD PARTY CONTENT”). THE AUTHOR AND SOURCE OF ALL THIRD PARTY CONTENT AND DATE OF PUBLICATION IS CLEARLY AND PROMINENTLY IDENTIFIED. THIRD PARTY CONTENT IS AVAILABLE THROUGH FRAMED AREAS, THROUGH HYPERLINKS TO THIRD PARTY WEB SITES, OR IS SIMPLY PUBLISHED ON THE SITE.  SUPPORT.COM AND ITS AFFILIATES HAVE NOT BEEN INVOLVED IN THE PREPARATION, ADOPTION OR EDITING OF THIRD PARTY CONTENT AND DO NOT EXPLICITLY OR IMPLICITLY ENDORSE OR APPROVE SUCH CONTENT. THE PURPOSE OF MAKING THE THIRD PARTY CONTENT AVAILABLE IS TO PROVIDE RELEVANT INFORMATION TO STOCKHOLDERS OF SUPPORT.COM IN CONNECTION WITH THE ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF SUPPORT.COM AT ITS 2016 ANNUAL MEETING OF STOCKHOLDERS AND THE MANAGEMENT AND AFFAIRS OF SUPPORT.COM IN GENERAL.

8. If any provision of the Terms and Conditions or any application thereof is held to be invalid or unenforceable for any reason, that provision shall be deemed severable and the remainder of the Terms and Conditions and the application of that provision in other situations shall not be affected.

9. YOU AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS SUPPORT.COM AND THE SPONSOR PARTIES FROM AND AGAINST ANY AND ALL THIRD PARTY CLAIMS, DEMANDS, LIABILITIES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS’ FEES, ARISING FROM OR RELATED TO ANY BREACH BY YOU OF ANY OF THE TERMS AND CONDITIONS OR APPLICABLE LAW, INCLUDING THOSE REGARDING INTELLECTUAL PROPERTY.

10. Support.com may at any time revise these Terms and Conditions by updating this posting. You are bound by any such revisions and should therefore periodically visit this page to review the then current Terms and Conditions to which you are bound.

11. Support.com knows that the privacy of your personal information is important to you. Therefore, Support.com has established a Privacy Policy governing the use of this information, which is located on

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this Site.

12. Support.com owns, protects and enforces copyrights in its own creative material and respects the copyright properties of others. Materials may be made available on or via the Site by third parties not within the control of Support.com. It is our policy not to permit materials known by us to be infringing to remain on the Site. You should notify us promptly if you believe any materials on the Site infringe a third party copyright. Upon our receipt of a proper notice of claimed infringement under the Digital Millennium Copyright Act (“DMCA”), Support.com will respond expeditiously to follow the procedures specified in the DMCA to resolve the claim between the notifying party and the alleged infringer who provided the content at issue, including, where applicable, by removing or disabling access to material claimed to be infringing or removing or disabling access to links to such material. Pursuant to the DMCA 17 U.S.C. 512(c), Support.com has designated its proxy solicitor, MacKenzie Partners, Inc., as its agent for notification of claims of copyright infringement with respect to information residing, at the direction of a user, on the Site. The contact information is:

 MACKENZIE PARTNERS, INC.

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
TOLL-FREE (800) 322-2885
Email: proxy@mackenziepartners.com

Privacy Policy

Our Commitment to Privacy
The sponsor of this website, (the “Site”), is Support.com, Inc. (“Support.com”). We respect and value your privacy. This statement outlines our privacy policies (the “Privacy Policy”) which are designed to assist you in understanding how we collect, use and safeguard information we collect and to assist you in making informed decisions when using the Site. The core of our Privacy Policy is this:

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We want you to feel safe using the Site, and we are dedicated to developing and upholding high standards for protecting your privacy. You should read and familiarize yourself with this Privacy Policy and with our Terms and Conditions. When you use the Site, you agree to abide by these terms.

What Information Do We Collect?
When you visit any website you may provide two types of information: personal information you knowingly choose to disclose that is collected on an individual basis, and website use information collected on an aggregate basis as you browse the website.

Personal Information.
Our Site does not ask you to provide your personal information.

Website Use Information.
Tracking Technologies Support.com and its marketing partners, affiliates, analytics providers, or customer support providers use technologies such as cookies, beacons, tags and local shared objects such as Flash LSO, HTML5 and scripts, to analyze trends, administer the website, track users’ movements around the website, and to gather demographic information about our user base as a whole. We may receive reports based on the use of these technologies by these companies on an individual and aggregated basis.

We use cookies for our shopping cart, to remember users’ settings, and for authentication. Users can control the use of cookies at the individual browser level. If you reject cookies, you may still use our website, but your ability to use some features or areas of our website may be limited. Various browsers may offer their own management tools for removing HTML5. You may manage Flash cookies at: http://www.macromedia.com/support/documentation/en/flashplayer/help/settings_manager07.html

As is true of most websites, we gather certain information automatically and store it in log files. This information includes internet protocol (IP) addresses, browser type, internet service provider (ISP), referring/exit pages, operating system, date/time stamp, and clickstream data. We use this information, which does not identify individual users, to analyze trends, to administer the website, to

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track users’ movements around the website and to gather demographic information about our user base as a whole. We may combine this automatically collected log information with other information we collect about you. We do this to improve the services we offer you, and to improve marketing, analytics, and website functionality.

The use of cookies by our partners and service providers is not covered by the Privacy Policy. We do not have access or control over these cookies. Certain of our partners, affiliates and service providers use session ID cookies to make it easier for you to navigate our website.

We partner with third parties to either display advertising on our website or to manage our advertising on other websites. Our third party partners may use cookies or similar technologies in order to provide you advertising based upon your browsing activities and interests. If you wish to opt out of interest-based advertising, you may visit http://preferences-mgr.truste.com/. Please note you will continue to receive generic ads.- See more at: http://www.support.com/legal/site-privacy-policy/#sthash.TbB980Jm.dpuf

Clickstream Data.

As you use the Internet, a trail of electronic information is left at each website you visit. This information, which is sometimes referred to as “clickstream data,” can be collected and stored by a website’s server. Clickstream data can tell us the type of computer and browsing software you use and the address of the website from which you linked to our Site. We may use clickstream data as a form of non-personally identifiable information to anonymously determine how much time visitors spend on each page of the Site, how visitors navigate throughout the Site and how we may tailor our web pages to better meet the needs of visitors. This information will be used to improve the Site. Any collection or use of clickstream data will be anonymous and aggregate.

Do We Disclose Information to Outside Parties?

We may provide aggregate information about our users, Site traffic patterns and related Site information to our affiliates or reputable third parties.

What About Legally Compelled Disclosure of Information?

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We may disclose information when we, in good faith, believe that the law requires it or for the protection of our legal rights.

What About Other Websites Linked to Our Site?

We are not responsible for the practices employed by websites linked to or from our Site nor the information or content contained therein. Often links to other websites are provided solely as pointers to information on topics that may be useful to the users of our Site.

Please remember that your browsing and interaction on any other website, including websites which have a link on our Site, is subject to that website’s own rules and policies. Please read over those rules and policies before proceeding.

Your Consent.
By using the Site you consent to this Privacy Policy. We reserve the right to make changes to this Privacy Policy from time to time. Revisions will be posted on this page. We suggest you check this page occasionally for updates.

Contacting Us.
If you have any questions about this Privacy Policy, the practices of the Site, or your dealings with the Site, you can contact our proxy solicitor at:

MACKENZIE PARTNERS, INC.

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)
or
TOLL-FREE (800) 322-2885
Email: proxy@mackenziepartners.com

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[I Confirm that I Read the Terms of this Site]

I AGREE

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